EXHIBIT 32.1

SECTION 906 CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Annual Report on Form 10-K of SonoSite, Inc. for the year ended December 31, 2005, I, Kevin M. Goodwin, Chief Executive Officer of SonoSite, Inc., hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

           (1)  such Annual Report on Form 10-K of SonoSite, Inc. for the year ended December 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           (2)  the information contained in such Annual Report on Form 10-K of SonoSite, Inc. for the year ended
     December 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of SonoSite, Inc.

/S/ KEVIN M. GOODWIN
Kevin M. Goodwin
President and Chief Executive Officer
(Principal Executive Officer)

March 15, 2006

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